UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson President, M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2015 through December 31, 2015 is filed herewith.

2

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2015

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2015. Total assets under management ended 2015 at $686.1 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2015.

Sub-Advisers to the portfolios of the Corporation are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2015, the M International Equity Fund had a return of -3.94% (net of management fees) versus a total return (including reinvestment of dividends) of -5.66% for its benchmark, the MSCI All Country World ex US Index1.

Market Environment/Conditions

There is low nominal GDP growth in the world and global stock markets have entered a period of increased volatility. Several major emerging markets are under pressure, largely driven by the fall in commodity prices and poor economic policies put in place when global markets were stronger. The explosive growth in China over the past decade has slowed, although the level of this slowdown is subject to debate. While still maintaining long-held positions in leading global franchises, Northern Cross has tried to take advantage of near-term volatility and uncertainty about the global growth outlook by buying quality franchises at a discount.

A number of factors have prepared the Fund for positive future performance. A substantial pullback in prices especially in Europe provided attractive entry points for the first time in quite a while. With the combination of Europe's quantitative easing, a weak Euro, and falling oil prices, substantial opportunities appeared. A weaker Euro along with less fiscal pressure in Europe should provide an environment that would help the Fund's Industrial holdings, which have been hurt recently.

Fund Review/Current Positioning

The relative outperformance came mostly from our stock selection in Financials (UBS, AXA, Erste Bank and Tokio Marine) and Health Care (Novo Nordisk and Fresenius) as well as an underweight to the poor performing energy sector. Stock selection in the Consumer Discretionary (Volkswagen, Las Vegas Sands and Wynn) and Industrials (Rolls Royce and Schneider Electric) was a drag on performance.

During 2015, Northern Cross was able to seed the Fund with future performers including Alibaba, Schlumberger, Standard Chartered and Shire among others. Northern Cross also took positions in Las Vegas Sands and Wynn Resorts as fears of a more material slowdown in China impacted both high end and mass market gaming in Macau.

Strong performers Intesa Sanpaolo and Cheung Kong were sold. To protect the Fund, Northern Cross is increasing cash in the Fund to 6-7% and selling vulnerable names. Exposure to "value traps" like Volvo, ABB and Komatsu has been reduced. The Fund's small stake in two Brazilian banks Bradesco and Itau, has been eliminated and its position in Santander (which is also exposed to Brazil) has also been reduced.

With the slowdown in China and emerging markets in general, growth is scarce today. In this environment, Northern Cross expects the market to place a premium on differentiated franchises that have pricing power and can show steady growth in earnings without a strong macro-economic tailwind. Northern Cross seeks out strong franchises that have fallen out of favor for what it views as temporary factors. Northern Cross has been able to identify several of these companies and has added them to the Fund. Northern Cross is also willing to be completely out of a given sector if it doesn't see drivers for excess returns.

It is a challenging time to invest in the global economy. There are some areas of growth in consumer staples companies along with luxury goods, pharmaceuticals, technology, oncology and industrial gases and we are ready to deploy cash as opportunities arise. The Fund holds the "best in class" global franchises with high margins, high barriers to entry and strong balance sheets.

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Northern Cross exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/15. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA AND
MSCI EAFE INDEX (unaudited)

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/05 to 12/31/15

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MORGAN STANLEY CAPITAL INTERNATIONAL—ALL COUNTRY WORLD INDEX

1 The MSCI AC World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALASIA, FAR EAST INDEX

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2015, the M Large Cap Growth Fund had a return of 7.70% (net of management fees) versus a total return (including reinvestment of dividends) of 5.67% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

It is DSM's view that, with the exception of energy and commodity-related businesses, corporate profits remain reasonably solid. Therefore, DSM believes the current market downturn will, in time, pass and the global equity markets will rally. At that point, price/earnings ratio will have contracted and the growing stream of earnings will once again drive stock prices higher. In a slow growth global economy, DSM believes the Fund's portfolio of quality growth companies should be very well positioned.

The Fund's appreciation in the fourth quarter came on the heels of a disappointing third quarter which was highlighted by an intense market correction driven, in DSM's opinion, by fear not by logic or facts. The market's third quarter correction occurred despite the fact that neither the global economic outlook nor the Fund's earnings outlook had changed substantially. As a thoughtful evaluation of the situation leads investors back into equities, DSM believes that quality growth companies with predictable and sustainable earnings streams will outperform.

DSM's long-standing multi-year global economic outlook of stable 3% type growth remains unchanged, with slow global growth, low inflation and low interest rates quite probable. For 2016, DSM believes the United States will grow about 2%; China will grow faster; and Europe and Japan will grow just 1% or so. With western world economies generally showing modest strength and stability, DSM does not see a global or western world recession as likely. The 70% decline in the price of oil over the past two years remains a benefit to economic activity. The combination of massive central bank easing over the last few years, combined with the "cash bonus" provided by declining oil prices are real and substantial positives.

In the US, low unemployment, improving personal income, and wage growth will likely provide the Federal Reserve with the justification to slowly raise interest rates. Weak commodity prices continue to benefit the inflation numbers in the US, making it possible for the Federal Reserve to maintain its focus on wage and employment growth as triggers to raise interest rates. While growth is slow, Europe continues to move forward, although unemployment remains stubbornly high. Corporate demand for borrowing from banks is weak, and with inflation near zero, the European Central Bank is taking all steps possible to add liquidity to the economy, including negative deposit rates. One side effect of this approach is the strengthening USD versus both the Euro and Pound Sterling. In Asia, investor concerns over slower growth in China, indicated by weak PMI data, again stirred fears of a "hard landing." Despite the government's managed depreciation of the Yuan, it is worth noting that when compared to other major currencies in recent years, the Yuan has been relatively strong versus the USD. In addition, equity markets have declined because the oil and general commodity slump puts particular pressure on emerging economies.

Fund Review/Current Positioning

DSM believes that 2015's performance was driven by the Fund's revenue and earnings growth during the year. Although fourth quarter earnings have not yet been reported, DSM expects that the Fund generated low double-digit revenue growth and high-teens earnings growth in the quarter, excluding the impact of the dollar's appreciation. The Fund remains focused on unique businesses with modest economic sensitivity, strong secular growth characteristics and outstanding financial characteristics. Core to DSM's investment process has always been the belief that if the portfolio generates earnings growth largely as expected, then the value of the businesses in the portfolio, as represented by their stock prices, should be driven upward.

The majority of the Fund is invested in the technology, health care and consumer discretionary sectors, with smaller weightings in the financials, industrials and consumer staples sectors. The Fund continues to have a solid weighting in the global internet business through investment in Alibaba, Alphabet (Google), Facebook, Priceline and Tencent. Holdings also include several "business-to-business" global service companies. The Fund has also held Cognizant, MasterCard and Visa for some time. Over this past year, the Fund added positions in Adobe Systems, Cerner, FleetCor, Nielsen and Stericycle. For the year, the Fund outperformed the benchmark primarily as a result of stock selection and an over-weighted position in technology. DSM's underweight position in the industrials and energy sectors also contributed. By security, the top five contributors to the Fund's performance included Alphabet (Class A&C shares), Starbucks, Tencent, Facebook, and Regeneron Pharmaceuticals.

The Fund continues to be focused on unique global businesses that have been identified, and continuously subject to analysis by, DSM's investment team. DSM believes that the valuation of the Fund, at 18.5x next-four-quarter earnings through December of 2016 based on its calculations, continues to be attractive in the current slow growth economic environment and relative to the market. DSM also continues to project low double-digit revenue growth and mid-to-high "teens" earnings growth through 2019. Additionally, the holdings remain characterized by strong balance sheets and significant free cash flow.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/15. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/05 to 12/31/15

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2015, the M Capital Appreciation Fund had a return of -6.58% (net of management fees) versus a total return (including reinvestment of dividends) of -2.90% for its benchmark, the Russell 2500 Index1.

Market Environment/Conditions

During 2015, the market was negatively impacted by a slowdown in the global economy, continued pressure on commodities prices and weak foreign currencies. While the domestic economy has demonstrated further stabilization leading to the Federal Reserve's first rate increase since 2006, many small- and mid-cap companies have faced weakening demand from international markets. The Fund underperformed for the year primarily as a result of its general overweight to economically sensitive companies.

Fund Review/Current Positioning

The producer durables sector was the largest contributor to relative performance for the year. The Fund remains overweight to the airline industry, and two of these holdings—Volaris Aviation (+90%) and JetBlue Airways (+43%)—were in the top ten positive contributors for the year. While the Fund's largest holding, United Continental Holdings (-14%), detracted from performance for the year, Frontier remains bullish on the outlook for both the company and the industry. With continued low energy prices, the airlines are rapidly recapitalizing their balance sheets with excess earnings and cash flow.

Technology also was a positive contributor for the year. Universal Display (+96%), a licensor of OLED intellectual property and materials, increased with the announcement that Apple is likely to shift future handheld devices to OLED screens from backlit LED, a move that would likely double the market potential for OLED in fairly short order. Electronic Arts (+46%) built on its gains from 2014 as the company made further progress in closing the operating margin gap with its major competitor at a time when industry revenues are accelerating with the release of new gaming consoles. Finally, Monolithic Power Systems (+30%) posted better-than-expected earnings growth despite general weakness in semiconductors as the company's product innovation led to further share gains.

The positive contribution was more than offset by weakness in the materials & processing sector. Four of the ten largest detractors for the year fell in this sector: Allegheny Technologies (-67%), Tronox (-82%), Belden (-39%) and Caesarstone (-28%). In general these stocks, among others, have been impacted by the dramatic global collapse in commodities prices. Most of these business models are leveraged both operationally and financially to the price of the underlying commodity such that sharp swings in pricing have undermined Frontier's investment thesis. In the case of Caesarstone, the company continues to drive double-digit revenue and EPS growth; however overall volumes were less than expected in the second half of 2015, a trend that should reverse heading into 2016.

In this environment, Frontier is seeking to invest in companies that have strong secular appeal, enduring demand characteristics and levers to drive earnings in a difficult revenue environment. The challenge, as always, is to find and own these companies at reasonable prices. At the same time, many industrial and cyclically oriented stocks may represent outstanding value based on normalized earnings power. Frontier continues to identify companies with balance sheets that can withstand the current industrial recession such that they may capitalize on future growth.

Frontier Capital Management Company
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/15. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/05 to 12/31/15

RUSSELL 2500 STOCK INDEX

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2015, the M Large Cap Value Fund had a return of -0.66% (net of management fees) versus a total return (including reinvestment of dividends) of -3.83% for its benchmark, the Russell 1000 Value Index1.

Market Environment/Conditions

Generally speaking, the equity markets produced erratic returns this year. While the market produced unimpressive returns, it did not lack for powerful themes: growth beat value, large-cap beat small-cap, and volatility spiked.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock-specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO strongly focuses on minimizing transaction costs, which helps maximize profits for the Fund.

In a total reversal from last year, the Fund beat its benchmark this year by 3.17%. AJO describes the reasons behind its positive relative returns using the framework of its investment process described above:

•  Momentum dominated; factors capturing price, earnings, and stability were key.

•  Our measure of earnings quality drove positive results in the management pillar.

•  Our sentiment pillar was a minor contributor.

•  All measures of value underperformed, in nearly every sector.

•  Our valuation-driven capitalization bias—away from top-performing mega-cap stocks—detracted.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/15. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/05 to 12/31/15

RUSSELL 1000 VALUE INDEX

1 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2015

Shares		Value (Note 1)
	COMMON STOCKS—90.6%
	Austria—1.3%
96,267	Erste Group Bank AG*	$3,024,511
	Belgium—2.1%
38,465	Anheuser-Busch InBev NV	4,782,129
	Canada—0.2%
51,202	Barrick Gold Corp.	377,871
	China—2.2%
63,240	Alibaba Group Holding, Ltd., SP ADR*	5,139,515
	Colombia—1.9%
66,171	Bancolombia SA, SP ADR	1,770,074
315,292	Cementos Argos SA	965,392
81,672	Grupo Argos SA/Colombia	416,786
46,117	Grupo Aval Acciones y Valores SA	300,683
74,543	Grupo de Inversiones Suramericana SA	838,301
		4,291,236
	Denmark—3.7%
143,237	Novo Nordisk A/S	8,341,169
	France—19.0%
19,104	Air Liquide SA	2,151,906
166,155	AXA SA	4,555,754
45,338	Cie de St-Gobain	1,963,452
43,794	Cie Generale d'Optique Essilor International SA	5,475,589
38,850	Cie Generale des Etablissements Michelin	3,711,158
756	Hermes International	256,128
41,754	JCDecaux SA†	1,601,778
22,273	L'Oreal SA	3,759,064
45,909	Legrand SA	2,604,341
19,455	LVMH Moet Hennessy Louis Vuitton SA	3,063,580
38,311	Pernod-Ricard SA	4,379,946
67,962	Schneider Electric SA	3,881,960
1,007	Unibail-Rodamco SE, REIT	256,517
22,394	Unibail-Rodamco SE, REIT - (Netherlands)	5,704,517
		43,365,690
Shares		Value (Note 1)
	Germany—8.8%
31,887	Allianz SE, Registered	$5,667,529
24,095	Daimler AG, Registered	2,031,451
21,876	Fresenius Medical Care AG & Co. KGaA	1,847,933
42,008	Fresenius SE & Co. KGaA	3,011,675
24,054	Linde AG	3,500,237
48,989	SAP AG	3,906,662
		19,965,487
	Japan—8.1%
49,400	Dentsu, Inc.†	2,745,472
20,600	FANUC Corp.	3,612,863
80,905	Japan Tobacco, Inc.	3,009,495
29,100	LIXIL Group Corp.†	653,688
27,300	Omron Corp.	923,287
11,200	SMC Corp.	2,960,389
117,900	Tokio Marine Holdings, Inc.	4,622,029
		18,527,223
	Jersey—2.6%
477,576	Glencore Xstrata Plc*	637,018
77,065	Shire Plc	5,337,361
		5,974,379
	Malaysia—0.3%
427,700	Genting Bhd	731,179
	Netherlands—2.0%
53,773	Heineken NV	4,603,145
	Spain—2.0%
611,997	Banco Bilbao Vizcaya Argentaria SA	4,482,025
	Sweden—3.6%
159,126	Atlas Copco AB	3,928,455
89,199	Investor AB	3,303,178
106,521	Sandvik AB†	934,422
		8,166,055

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value (Note 1)
	Switzerland—15.6%
52,618	Cie Financiere Richemont SA, Registered	$3,787,698
50,358	Holcim, Ltd., Registered*	2,528,961
63,414	Nestle SA, Registered	4,719,962
67,600	Novartis AG, Registered	5,858,307
25,952	Roche Holding AG	7,161,674
7,302	Swatch Group AG (The)†	2,553,075
10,333	Syngenta AG, Registered	4,047,160
252,063	UBS Group AG	4,912,410
		35,569,247
	United Kingdom—9.9%
196,931	Diageo Plc	5,389,711
226,791	Indivior Plc	627,882
4,638,020	Lloyds Banking Group Plc	4,996,065
41,517	Reckitt Benckiser Group Plc	3,844,246
453,356	Rolls-Royce Holdings Plc*	3,842,940
480,241	Standard Chartered Plc	3,990,834
		22,691,678
Shares		Value (Note 1)
	United States—7.3%
123,128	Freeport-McMoRan Copper & Gold, Inc.†	$833,577
161,567	Las Vegas Sands Corp.†	7,083,097
60,533	Schlumberger, Ltd.	4,222,177
64,621	Wynn Resorts, Ltd.†	4,471,127
		16,609,978
	TOTAL COMMON STOCKS (Cost $200,832,619)	206,642,517
		Expiration Date
	WARRANT—0.0%
	Malaysia—0.0%
214,915	Genting Bhd (GENTING BHD GENTING BHD CW)* (Cost $101,264)	12/18/2018	42,548
	PREFERRED STOCKS—0.1%
	Colombia—0.1%
6,560	Grupo de Inversiones Suramericana SA, 1.80%,		71,913
	United Kingdom—0.0%
38,860,581	Rolls Royce Holdings, Plc 0.00%		57,288
	TOTAL PREFERRED STOCKS (Cost $151,615)		129,201

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—16.3%
$20,835,821	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2016	$20,835,821
Shares
16,212,736	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.240%		16,212,736
	TOTAL SHORT-TERM INVESTMENTS (Cost $37,048,557)			37,048,557
	TOTAL INVESTMENTS AT MARKET VALUE—107.0% (Cost $238,134,055)			243,862,823
	Liabilities in Excess of Other Assets—(7.0)%			(15,847,720)
	NET ASSETS—100.0%			$228,015,103

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2015

At December 31, 2015, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Pharmaceuticals	12.0%
Beverages	8.4%
Commercial Banks	8.0%
Insurance	6.5%
Hotels, Restaurants & Leisure	5.4%
Machinery	5.0%
Chemicals	4.3%
Textiles, Apparel and Luxury Goods	4.2%
Electrical Equipment	2.8%
Real Estate Investment Trusts (REITs)	2.6%
Health Care Equipment and Supplies	2.4%
Internet Software and Services	2.3%
Capital Markets	2.2%
Food Products	2.1%
Health Care Providers and Services	2.1%
Diversified Financial Services	2.0%
Energy Equipment and Services	1.9%
Media	1.9%
Aerospace & Defense	1.7%
Construction Materials	1.7%
Household Products	1.7%
Personal Products	1.7%
Software	1.7%
Auto Components	1.6%
Tobacco	1.3%
Building Products	1.1%
Automobiles	0.9%
Metals and Mining	0.8%
Electronic Equipment, Instruments & Components	0.4%
Short-Term Investments	16.3%
Total	107.0%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2015

Shares		Value (Note 1)
	COMMON STOCKS—99.6%
	Beverages—2.9%
35,049	Monster Beverage Corp.*	$5,220,899
	Biotechnology—11.0%
43,650	Alexion Pharmaceuticals, Inc.*	8,326,238
68,480	Celgene Corp.*	8,201,165
6,200	Regeneron Pharmaceuticals, Inc.*	3,365,794
		19,893,197
	Capital Markets—5.6%
31,900	Affiliated Managers Group, Inc.*	5,096,344
147,900	Invesco, Ltd.	4,951,692
		10,048,036
	Commercial Services & Supplies—1.9%
29,100	Stericycle, Inc.*	3,509,460
	Health Care Equipment and Supplies—2.7%
9,000	Intuitive Surgical, Inc.*	4,915,440
	Health Care Technology—2.1%
62,300	Cerner Corp.*	3,748,591
	Hotels, Restaurants & Leisure—5.3%
59,800	Royal Caribbean Cruises, Ltd.	6,052,358
59,200	Starbucks Corp.	3,553,776
		9,606,134
	Household Durables—2.5%
103,300	Newell Rubbermaid, Inc.	4,553,464
	Internet and Catalog Retail—5.4%
7,575	Priceline.com, Inc.*	9,657,746
	Internet Software and Services—20.2%
93,200	Alibaba Group Holding, Ltd., SP ADR*	7,574,364
9,603	Alphabet, Inc., Class A*	7,471,230
4,233	Alphabet, Inc., Class C*	3,212,339
93,700	Facebook, Inc., Class A*	9,806,642
427,400	Tencent Holdings, Ltd., ADR	8,385,588
		36,450,163
Shares		Value (Note 1)
	IT Services—13.3%
150,100	Cognizant Technology Solutions Corp., Class A*	$9,009,002
25,500	FleetCor Technologies, Inc.*	3,644,715
58,750	MasterCard, Inc., Class A	5,719,900
73,400	Visa, Inc., Class A†	5,692,170
		24,065,787
	Multiline Retail—3.3%
83,600	Dollar General Corp.	6,008,332
	Pharmaceuticals—14.2%
33,100	Allergan Plc*	10,343,750
56,300	Bristol-Myers Squibb Co.	3,872,877
34,600	Perrigo Co. Plc	5,006,620
31,100	Shire Plc, ADR	6,375,500
		25,598,747
	Professional Services—2.7%
105,100	Nielsen Holdings Plc	4,897,660
	Semiconductors and Semiconductor Equipment—2.3%
48,400	NXP Semiconductors NV*	4,077,700
	Software—4.2%
81,400	Adobe Systems, Inc.*	7,646,716
	TOTAL COMMON STOCKS (Cost $148,552,176)	179,898,072

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—2.9%
$248,127	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2016	$248,127
Shares
4,991,200	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.240%		4,991,200
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,239,327)			5,239,327
	TOTAL INVESTMENTS AT MARKET VALUE—102.5% (Cost $153,791,503)			185,137,399
	Liabilities in Excess of Other Assets—(2.5)%			(4,513,431)
	NET ASSETS—100.0%			$180,623,968

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2015

At December 31, 2015, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	40.0%
Health Care	30.0%
Consumer Discretionary	16.5%
Financials	5.6%
Industrials	4.6%
Consumer Staples	2.9%
Short-Term Investments	2.9%
Total	102.5%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2015

Shares		Value (Note 1)
	COMMON STOCKS—93.2%
	Air Freight and Logistics—0.6%
165,922	UTi Worldwide, Inc.*	$1,166,432
	Airlines—8.4%
30,666	American Airlines Group, Inc.	1,298,705
188,988	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	3,243,034
12,875	Hawaiian Holdings, Inc.*	454,874
81,879	JetBlue Airways Corp.*	1,854,559
147,823	United Continental Holdings, Inc.*	8,470,258
		15,321,430
	Auto Components—1.4%
33,628	Dana Holding Corp.	464,066
83,773	Fox Factory Holding Corp.†,*	1,384,768
48,364	Modine Manufacturing Co.*	437,694
6,578	Tenneco, Inc.*	301,996
		2,588,524
	Biotechnology—1.4%
5,483	BioMarin Pharmaceutical, Inc.*	574,399
6,567	Medivation, Inc.*	317,449
32,096	Myriad Genetics, Inc.*	1,385,264
37,179	Sangamo BioSciences, Inc.†,*	339,444
		2,616,556
	Building Products—2.6%
19,146	Armstrong World Industries, Inc.*	875,547
38,475	Caesarstone Sdot-Yam, Ltd.*	1,667,506
11,060	Lennox International, Inc.†	1,381,394
21,974	Trex Co., Inc.*	835,891
		4,760,338
	Capital Markets—2.3%
14,753	Artisan Partners Asset Management, Inc.	531,993
34,987	E*TRADE Financial Corp.*	1,037,015
14,239	Greenhill & Co., Inc.†	407,378
17,145	LPL Financial Holdings, Inc.†	731,234
24,919	Raymond James Financial, Inc.	1,444,554
		4,152,174
Shares		Value (Note 1)
	Chemicals—2.7%
17,543	Albemarle Corp.†	$982,583
22,826	Cabot Corp.	933,127
31,559	FMC Corp.†	1,234,904
81,099	Kraton Performance Polymers, Inc.*	1,347,054
115,034	Tronox, Ltd., Class A†	449,783
		4,947,451
	Commercial Banks—2.5%
67,194	PacWest Bancorp	2,896,062
48,373	Popular, Inc.	1,370,891
9,112	Webster Financial Corp.	338,875
		4,605,828
	Commercial Services & Supplies—0.6%
29,933	KAR Auction Services, Inc.	1,108,419
	Computers and Peripherals—0.6%
95,292	QLogic Corp.*	1,162,562
	Construction and Engineering—1.1%
90,011	MasTec, Inc.*	1,564,391
20,763	Primoris Services Corp.†	457,409
		2,021,800
	Construction Materials—1.4%
28,700	Eagle Materials, Inc.	1,734,341
6,578	Martin Marietta Materials, Inc.	898,423
		2,632,764
	Consumer Finance—0.5%
57,265	Green Dot Corp., Class A*	940,291
	Containers and Packaging—1.5%
73,154	Berry Plastics Group, Inc.*	2,646,712
	Diversified Consumer Services—0.9%
37,149	2u, Inc.†,*	1,039,429
157,873	Career Education Corp.*	573,079
		1,612,508
	Diversified Financial Services—0.4%
43,390	Leucadia National Corp.	754,552

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value (Note 1)
	Diversified Telecommunication Services—1.5%
79,037	Cogent Communications Group, Inc.†	$2,741,794
	Electrical Equipment—1.2%
16,430	Encore Wire Corp.	609,389
52,149	Generac Holdings, Inc.†,*	1,552,476
		2,161,865
	Electronic Equipment, Instruments & Components—6.5%
41,581	Belden, Inc.	1,982,582
89,801	Control4 Corp.†,*	652,853
65,535	DTS, Inc.*	1,479,781
148,619	Flextronics International, Ltd.*	1,666,019
44,595	Itron, Inc.*	1,613,447
61,601	Jabil Circuit, Inc.	1,434,687
29,701	Rogers Corp.*	1,531,681
28,132	Universal Display Corp.†,*	1,531,506
		11,892,556
	Energy Equipment and Services—0.9%
14,155	Dril-Quip, Inc.*	838,401
261,598	McDermott International, Inc.†,*	876,353
		1,714,754
	Food Products—0.2%
37,484	Amplify Snack Brands, Inc.†,*	431,816
	Health Care Equipment and Supplies—6.9%
19,030	Cooper Cos., Inc. (The)	2,553,826
33,067	Dexcom, Inc.*	2,708,187
20,334	Edwards Lifesciences Corp.*	1,605,979
29,621	HeartWare International, Inc.†,*	1,492,899
83,965	Insulet Corp.†,*	3,174,717
85,637	Tandem Diabetes Care, Inc.†,*	1,011,373
		12,546,981
	Health Care Providers and Services—1.0%
24,684	Mednax, Inc.*	1,768,855
	Health Care Technology—0.4%
52,330	Allscripts Healthcare Solutions, Inc.*	804,835
Shares		Value (Note 1)
	Household Durables—1.1%
17,510	Harman International Industries, Inc.	$1,649,617
5,677	Universal Electronics, Inc.*	291,514
		1,941,131
	Industrial Conglomerates—0.3%
7,067	Carlisle Cos., Inc.	626,772
	Insurance—1.6%
9,769	Everest Re Group, Ltd.	1,788,606
20,285	W. R. Berkley Corp.	1,110,604
		2,899,210
	Internet Software and Services—2.5%
13,172	Akamai Technologies, Inc.*	693,242
171,246	Brightcove, Inc.†,*	1,061,725
109,481	Gogo, Inc.†,*	1,948,762
73,321	QuinStreet, Inc.*	314,547
23,095	Web.com Group, Inc.*	462,131
		4,480,407
	IT Services—0.9%
16,548	Global Payments, Inc.	1,067,511
17,244	Verifone Systems, Inc.*	483,177
		1,550,688
	Life Sciences Tools and Services—1.7%
11,653	Illumina, Inc.*	2,236,735
27,511	QIAGEN NV*	760,679
		2,997,414
	Machinery—1.2%
60,649	Harsco Corp.	477,914
104,462	Meritor, Inc.*	872,258
14,901	Wabash National Corp.*	176,279
6,423	WABCO Holdings, Inc.*	656,816
		2,183,267
	Marine—0.4%
14,310	Kirby Corp.*	752,992

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value (Note 1)
	Media—2.7%
210,584	Global Eagle Entertainment, Inc.†,*	$2,078,464
36,681	Imax Corp.*	1,303,643
45,524	Lions Gate Entertainment Corp.†	1,474,522
		4,856,629
	Metals and Mining—2.8%
38,774	Agnico-Eagle Mines, Ltd.	1,018,981
196,678	Allegheny Technologies, Inc.†	2,212,627
218,996	Coeur Mining, Inc.†,*	543,110
108,148	Ferroglobe Plc	1,162,591
63,640	Horsehead Holding Corp.†,*	130,462
		5,067,771
	Oil, Gas and Consumable Fuels—2.1%
62,749	Carrizo Oil & Gas, Inc.*	1,856,115
46,030	InterOil Corp.†,*	1,446,263
82,520	WPX Energy, Inc.†,*	473,665
		3,776,043
	Paper and Forest Products—1.7%
31,398	Boise Cascade Co.*	801,591
1,942	Clearwater Paper Corp.*	88,419
125,693	Louisiana-Pacific Corp.†,*	2,263,731
		3,153,741
	Road and Rail—0.3%
44,952	Swift Transportation Co.*	621,237
	Semiconductors and Semiconductor Equipment—14.1%
67,380	Atmel Corp.	580,142
49,131	Cree, Inc.†,*	1,310,324
127,654	Cypress Semiconductor Corp.†,*	1,252,286
77,649	Fairchild Semiconductor International, Inc.*	1,608,111
57,514	Integrated Device Technology, Inc.*	1,515,494
243,639	Mattson Technology, Inc.*	860,046
38,177	Maxim Integrated Products, Inc.	1,450,726
37,737	Monolithic Power Systems, Inc.	2,404,224
89,211	ON Semiconductor Corp.*	874,268
54,041	Qorvo, Inc.*	2,750,687
372,771	QuickLogic Corp.†,*	421,231
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment (Continued)
20,851	Semtech Corp.*	$394,501
10,864	Silicon Laboratories, Inc.*	527,338
35,351	Skyworks Solutions, Inc.	2,716,017
19,736	Synaptics, Inc.†,*	1,585,590
52,530	Tessera Technologies, Inc.	1,576,425
96,168	Ultratech, Inc.*	1,906,050
93,528	Veeco Instruments, Inc.*	1,922,936
		25,656,396
	Software—9.0%
34,099	Electronic Arts, Inc.*	2,343,283
17,842	Ellie Mae, Inc.†,*	1,074,624
42,762	FleetMatics Group Plc*	2,171,882
43,958	Fortinet, Inc.*	1,370,171
45,521	Nuance Communications, Inc.*	905,413
212,408	Rovi Corp.†,*	3,538,717
133,158	Seachange International, Inc.*	897,485
89,397	Silver Spring Networks, Inc.*	1,288,211
29,528	Tangoe, Inc.†,*	247,740
161,938	TiVo, Inc.*	1,397,525
437,883	Zynga, Inc., Class A*	1,173,526
		16,408,577
	Specialty Retail—0.8%
39,231	Chico's FAS, Inc.	418,595
53,525	MarineMax, Inc.*	985,930
		1,404,525
	Trading Companies and Distributors—2.5%
29,803	Beacon Roofing Supply, Inc.*	1,227,287
62,697	BMC Stock Holdings, Inc.†,*	1,050,175
56,491	MRC Global, Inc.†,*	728,734
13,086	Watsco, Inc.	1,532,763
		4,538,959
	TOTAL COMMON STOCKS (Cost $124,057,885)	170,017,556

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—22.1%
$12,387,588	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2016	$12,387,588
Shares
27,859,794	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.240%		27,859,794
	TOTAL SHORT-TERM INVESTMENTS (Cost $40,247,382)			40,247,382
	TOTAL INVESTMENTS AT MARKET VALUE—115.3% (Cost $164,305,267)			210,264,938
	Liabilities in Excess of Other Assets—(15.3)%			(27,967,344)
	NET ASSETS—100.0%			$182,297,594

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2015

At December 31, 2015, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	33.6%
Industrials	19.3%
Health Care	11.4%
Materials	10.1%
Financials	7.3%
Consumer Discretionary	6.8%
Energy	3.0%
Telecommunication Services	1.5%
Consumer Staples	0.2%
Short-Term Investments	22.1%
Total	115.3%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2015

Shares		Value (Note 1)
	COMMON STOCKS—99.1%
	Aerospace & Defense—3.4%
4,746	General Dynamics Corp.	$651,911
3,604	Huntington Ingalls Industries, Inc.	457,167
7,185	Northrop Grumman Corp.	1,356,600
15,041	Spirit AeroSystems Holdings, Inc., Class A*	753,103
		3,218,781
	Air Freight and Logistics—0.8%
5,186	FedEx Corp.	772,662
	Airlines—5.2%
13,471	Alaska Air Group, Inc.	1,084,550
4,697	American Airlines Group, Inc.	198,918
21,810	Delta Air Lines, Inc.	1,105,549
2,296	Hawaiian Holdings, Inc.*	81,118
24,313	JetBlue Airways Corp.*	550,689
21,714	Southwest Airlines Co.	935,005
16,968	United Continental Holdings, Inc.*	972,266
		4,928,095
	Auto Components—2.5%
9,415	Cooper Tire & Rubber Co.	356,358
10,754	Dana Holding Corp.†	148,405
23,380	Goodyear Tire & Rubber Co. (The)	763,824
9,243	Lear Corp.	1,135,318
		2,403,905
	Automobiles—0.6%
18,092	General Motors Co.	615,309
	Beverages—1.7%
7,322	Dr Pepper Snapple Group, Inc.	682,410
9,549	PepsiCo, Inc.	954,136
		1,636,546
	Biotechnology—2.3%
10,330	Gilead Sciences, Inc.	1,045,293
7,127	United Therapeutics Corp.†,*	1,116,159
		2,161,452
	Capital Markets—1.5%
2,584	Goldman Sachs Group, Inc. (The)	465,714
8,835	T. Rowe Price Group, Inc.	631,614
10,051	Waddell & Reed Financial, Inc., Class A†	288,062
		1,385,390
Shares		Value (Note 1)
	Chemicals—1.7%
17,574	CF Industries Holdings, Inc.	$717,195
9,866	LyondellBasell Industries NV, Class A	857,355
		1,574,550
	Commercial Banks—11.4%
162,130	Bank of America Corp.	2,728,648
47,844	Citigroup, Inc.	2,475,927
87,804	Huntington Bancshares, Inc./OH	971,112
51,423	JPMorgan Chase & Co.	3,395,461
30,154	SunTrust Banks, Inc.	1,291,797
		10,862,945
	Communications Equipment—0.5%
16,913	Juniper Networks, Inc.	466,799
	Computers and Peripherals—0.4%
3,238	Apple, Inc.	340,832
	Consumer Finance—1.9%
59,723	Ally Financial, Inc.*	1,113,237
9,128	Capital One Financial Corp.	658,859
		1,772,096
	Containers and Packaging—0.6%
16,065	International Paper Co.	605,650
	Diversified Financial Services—2.2%
9,723	Moody's Corp.	975,606
30,092	Voya Financial, Inc.	1,110,696
		2,086,302
	Diversified Telecommunication Services—2.4%
31,801	AT&T, Inc.	1,094,273
26,328	Verizon Communications, Inc.	1,216,880
		2,311,153
	Electric Utilities—3.3%
15,438	American Electric Power Co., Inc.	899,572
14,903	Edison International	882,407
18,421	Entergy Corp.	1,259,259
4,658	Exelon Corp.	129,353
		3,170,591

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—1.4%
2,004	Avnet, Inc.	$85,851
56,658	Flextronics International, Ltd.*	635,136
28,233	Jabil Circuit, Inc.†	657,547
		1,378,534
	Energy Equipment and Services—5.5%
1,134	Dril-Quip, Inc.†,*	67,167
71,931	Ensco Plc, Class A†	1,107,018
3,443	Helmerich & Payne, Inc.†	184,373
39,846	Nabors Industries, Ltd.	339,090
4,360	National-Oilwell Varco, Inc.†	146,016
90,702	Noble Corp. Plc†	956,906
13,352	Oceaneering International, Inc.	500,967
23,069	Oil States International, Inc.*	628,630
58,918	Rowan Cos. Plc†	998,660
21,587	Transocean, Ltd.†	267,247
		5,196,074
	Food and Staples Retailing—1.3%
26,942	Kroger Co. (The)	1,126,984
3,916	Whole Foods Market, Inc.†	131,186
		1,258,170
	Food Products—1.6%
8,115	Bunge, Ltd.	554,092
13,828	Cal-Maine Foods, Inc.†	640,790
3,769	Ingredion, Inc.	361,221
		1,556,103
	Health Care Providers and Services—2.8%
817	Anthem, Inc.	113,922
11,487	Cardinal Health, Inc.	1,025,445
4,327	McKesson Corp.	853,414
7,556	Owens & Minor, Inc.†	271,865
5,197	Quest Diagnostics, Inc.	369,715
		2,634,361
	Household Durables—0.3%
154	NVR, Inc.*	253,022
Shares		Value (Note 1)
	Independent Power Producers and Energy Traders—1.3%
101,878	AES Corp./VA	$974,973
18,607	NRG Energy, Inc.	219,004
		1,193,977
	Insurance—9.9%
2,731	AFLAC, Inc.	163,587
20,316	Allstate Corp. (The)	1,261,420
30,380	American International Group, Inc.	1,882,649
6,309	Assurant, Inc.†	508,127
28,488	Assured Guaranty, Ltd.	752,938
8,020	Axis Capital Holdings, Ltd.	450,884
3,447	Everest Re Group, Ltd.	631,111
75,622	Genworth Financial, Inc., Class A†,*	282,070
10,979	Hartford Financial Services Group, Inc. (The)	477,147
13,236	Lincoln National Corp.	665,241
936	Prudential Financial, Inc.	76,200
3,083	Reinsurance Group of America, Inc.	263,751
12,630	Travelers Cos., Inc. (The)	1,425,422
16,682	Unum Group	555,344
		9,395,891
	Internet Software and Services—2.2%
40,400	eBay, Inc.*	1,110,192
11,431	VeriSign, Inc.†,*	998,612
		2,108,804
	IT Services—0.4%
7,796	Amdocs, Ltd.	425,428
	Machinery—0.4%
16,159	Trinity Industries, Inc.†	388,139
	Multi-Utilities—1.3%
7,128	PG&E Corp.	379,138
21,582	Public Service Enterprise Group, Inc.	835,008
		1,214,146
	Multiline Retail—0.1%
2,708	Big Lots, Inc.†	104,366

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels—6.7%
2,367	EOG Resources, Inc.	$167,560
8,101	Exxon Mobil Corp.	631,473
1,784	Hess Corp.	86,488
32,450	Marathon Oil Corp.	408,545
24,952	Marathon Petroleum Corp.	1,293,512
19,999	Murphy Oil Corp.†	448,977
11,119	Tesoro Corp.	1,171,609
20,436	Valero Energy Corp.	1,445,030
20,188	Western Refining, Inc.	719,097
		6,372,291
	Paper and Forest Products—0.3%
6,600	Domtar Corp.	243,870
	Personal Products—1.2%
15,823	Herbalife, Ltd.†,*	848,429
7,193	Nu Skin Enterprises, Inc., Class A†	272,543
		1,120,972
	Pharmaceuticals—6.9%
34,157	Johnson & Johnson	3,508,607
93,744	Pfizer, Inc.	3,026,056
		6,534,663
	Real Estate Investment Trusts (REITs)—0.8%
32,012	CBL & Associates Properties, Inc., REIT	395,988
9,161	Host Hotels & Resorts, Inc., REIT	140,530
11,355	RLJ Lodging Trust, REIT	245,609
		782,127
	Real Estate Management and Development—1.6%
27,268	CBRE Group, Inc.*	942,928
3,334	Jones Lang LaSalle, Inc.	532,973
		1,475,901
	Semiconductors and Semiconductor Equipment—2.3%
58,283	Intel Corp.	2,007,849
9,883	Teradyne, Inc.	204,282
		2,212,131
Shares		Value (Note 1)
	Software—4.6%
6,389	Aspen Technology, Inc.†,*	$241,248
5,683	Citrix Systems, Inc.*	429,919
33,441	Microsoft Corp.	1,855,307
53,506	Symantec Corp.	1,123,626
22,277	Take-Two Interactive Software, Inc.*	776,131
		4,426,231
	Specialty Retail—1.0%
10,269	Bed Bath & Beyond, Inc.†,*	495,479
7,097	Foot Locker, Inc.†	461,944
		957,423
	Textiles, Apparel and Luxury Goods—0.8%
3,843	Deckers Outdoor Corp.†,*	181,390
13,754	Michael Kors Holdings, Ltd.†,*	550,985
		732,375
	Thrifts and Mortgage Finance—0.6%
65,334	MGIC Investment Corp.*	576,899
	Tobacco—0.9%
10,241	Philip Morris International, Inc.	900,286
	Trading Companies and Distributors—0.5%
12,104	AerCap Holdings NV*	522,409
	TOTAL COMMON STOCKS (Cost $90,822,389)	94,277,651

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—20.0%
$9,560,168	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/04/2016	$9,560,168
Shares
9,498,316	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.240%		9,498,316
	TOTAL SHORT-TERM INVESTMENTS (Cost $19,058,484)			19,058,484
	TOTAL INVESTMENTS AT MARKET VALUE—119.1% (Cost $109,880,873)			113,336,135
	Liabilities in Excess of Other Assets—(19.1)%			(18,165,646)
	NET ASSETS—100.0%			$95,170,489

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2015

At December 31, 2015, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	29.8%
Energy	12.2%
Information Technology	12.0%
Health Care	11.9%
Industrials	10.3%
Consumer Staples	6.8%
Utilities	5.9%
Consumer Discretionary	5.3%
Materials	2.5%
Telecommunication Services	2.4%
Short-Term Investments	20.0%
Total	119.1%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$243,862,823	$185,137,399	$210,264,938	$113,336,135
Cash	—	—	—	405
Receivable from:
Securities sold	—	507,275	14,042	—
Capital stock subscriptions	114,126	59,571	59,415	69,432
Dividends and interest	661,549	91,144	64,951	71,926
Prepaid expenses	83	66	69	29
Total assets	244,638,581	185,795,455	210,403,415	113,477,927
Liabilities:
Payable for:
Securities purchased	—	—	6,322	8,710,085
Capital stock redemptions	120,623	13,665	23,337	6,250
Investment Adviser, net (Note 2)	148,157	90,230	136,429	33,611
Payable upon return of securities loaned (Note 1)	16,212,736	4,991,200	27,859,794	9,498,316
M Financial Group-compliance expense (Note 2)	4,421	3,699	3,786	1,808
Accrued expenses and other liabilities	137,541	72,693	76,153	57,368
Total liabilities	16,623,478	5,171,487	28,105,821	18,307,438
Net assets	$228,015,103	$180,623,968	$182,297,594	$95,170,489
Net assets consist of:
Paid-in capital	$355,990,792	$147,248,248	$136,291,981	$91,900,165
Distributions in excess of net investment income	(2,151,212)	—	—	—
Accumulated net realized gain (loss) on investments	(131,502,025)	2,029,824	45,942	(184,938)
Net unrealized appreciation on investments and foreign currency	5,677,548	31,345,896	45,959,671	3,455,262
Net assets	$228,015,103	$180,623,968	$182,297,594	$95,170,489
Shares outstanding#	20,257,453	8,338,297	7,249,428	7,958,092
Net asset value, offering price and redemption price per share	$11.26	$21.66	$25.15	$11.96
* Cost of investments	$238,134,055	$153,791,503	$164,305,267	$109,880,873
** Includes securities on loan with market values of	$15,674,979	$4,838,345	$26,851,172	$9,245,667

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Interest	$788	$106	$332	$118
Securities lending income	120,765	12,328	236,877	30,025
Dividends*	5,369,740	985,217	1,119,829	1,721,113
Total investment income	5,491,293	997,651	1,357,038	1,751,256
Expenses:
Investment advisory fee (Note 2)	1,559,492	1,063,413	1,675,098	392,125
Custody, fund accounting, transfer agent and administration fees	433,341	178,882	193,061	128,047
Professional fees	30,092	24,437	24,929	23,529
Printing and shareholder reporting	20,472	19,482	19,535	14,367
Directors' fees and expenses	51,987	36,831	39,128	19,985
Compliance expenses (Note 2)	17,637	14,543	14,983	6,958
Other	33,113	27,079	27,365	12,925
Total expenses	2,146,134	1,364,667	1,994,099	597,936
Less: Expenses reimbursed by the Adviser (Note 2)	(29,626)	—	—	—
Net expenses	2,116,508	1,364,667	1,994,099	597,936
Net investment income (loss)	3,374,785	(367,016)	(637,061)	1,153,320
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,320,528)	24,991,999	18,374,680	5,496,903
Foreign currency transactions	(13,096)	—	—	—
Net realized gain (loss)	(2,333,624)	24,991,999	18,374,680	5,496,903
Net change in unrealized appreciation (depreciation) on:
Investments	(8,857,177)	(11,180,308)	(30,634,726)	(7,528,648)
Foreign currency	(12,648)	—	—	—
Net change in unrealized appreciation (depreciation)	(8,869,825)	(11,180,308)	(30,634,726)	(7,528,648)
Net realized and unrealized gain (loss)	(11,203,449)	13,811,691	(12,260,046)	(2,031,745)
Net increase (decrease) in net assets resulting from operations	$(7,828,664)	$13,444,675	$(12,897,107)	$(878,425)
* Net of foreign taxes withheld of:	$534,019	$4,450	$6,322	$172

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$3,374,785	$4,890,639	$(367,016)	$120,204
Net realized gain (loss) on investments and foreign currency transactions	(2,333,624)	16,561,487	24,991,999	22,539,682
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,869,825)	(36,563,944)	(11,180,308)	(4,687,351)
Net increase (decrease) in net assets resulting from operations	(7,828,664)	(15,111,818)	13,444,675	17,972,535
Distributions to shareholders:
From net investment income	(3,857,214)	(5,364,651)	(49,031)	(71,175)
From net realized capital gains	—	—	(30,282,810)	(22,598,397)
Total distributions to shareholders	(3,857,214)	(5,364,651)	(30,331,841)	(22,669,572)
Fund share transactions (Note 4):
Proceeds from shares sold	54,634,999	22,905,846	21,238,752	22,772,014
Net asset value of shares issued on reinvestment of distributions	3,857,214	5,364,651	30,331,841	22,669,572
Cost of shares repurchased	(36,316,210)	(92,009,217)	(31,963,761)	(46,104,278)
Net increase (decrease) in net assets resulting from Fund share transactions	22,176,003	(63,738,720)	19,606,832	(662,692)
Total change in net assets	10,490,125	(84,215,189)	2,719,666	(5,359,729)
Net Assets:
Beginning of year	217,524,978	301,740,167	177,904,302	183,264,031
End of year*	$228,015,103	$217,524,978	$180,623,968	$177,904,302
* Including undistributed (distributions in excess of) net investment income of:	$(2,151,212)	$(1,820,226)	$—	$49,029

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(637,061)	$(627,182)	$1,153,320	$937,569
Net realized gain on investments and foreign currency transactions	18,374,680	19,187,633	5,496,903	10,109,251
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,634,726)	2,533,556	(7,528,648)	(2,755,060)
Net increase (decrease) in net assets resulting from operations	(12,897,107)	21,094,007	(878,425)	8,291,760
Distributions to shareholders:
From net investment income	—	—	(1,151,873)	(937,026)
From return of capital	—	—	(62,274)	—
From net realized capital gains	(20,302,650)	(17,536,408)	(7,723,206)	(8,902,580)
Total distributions to shareholders	(20,302,650)	(17,536,408)	(8,937,353)	(9,839,606)
Fund share transactions (Note 4):
Proceeds from shares sold	36,080,914	19,882,302	25,412,042	15,132,800
Net asset value of shares issued on reinvestment of distributions	20,302,650	17,536,408	8,937,353	9,839,606
Cost of shares repurchased	(21,866,610)	(47,102,523)	(12,398,044)	(33,422,886)
Net increase (decrease) in net assets resulting from Fund share transactions	34,516,954	(9,683,813)	21,951,351	(8,450,480)
Total change in net assets	1,317,197	(6,126,214)	12,135,573	(9,998,326)
Net Assets:
Beginning of year	180,980,397	187,106,611	83,034,916	93,033,242
End of year*	$182,297,594	$180,980,397	$95,170,489	$83,034,916
* Including undistributed net investment income of:	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$11.93	$13.15	$11.57	$9.78	$11.72
Income from investment operations:
Net investment income‡	0.19	0.24	0.20	0.19	0.30
Net realized and unrealized gain (loss) on investments	(0.66)	(1.16)	1.68	1.83	(1.89)
Total from investment operations	(0.47)	(0.92)	1.88	2.02	(1.59)
Less distributions to shareholders:
From net investment income	(0.20)	(0.30)	(0.30)	(0.23)	(0.35)
Total distributions	(0.20)	(0.30)	(0.30)	(0.23)	(0.35)
Net asset value, end of year	$11.26	$11.93	$13.15	$11.57	$9.78
Total Return+	(3.94)%	(7.06)%	16.32%	20.68%	(13.56)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$228,015	$217,525	$301,740	$243,001	$232,953
Net expenses to average daily net assets	0.95%	0.93%	0.94%	0.95%	0.93%
Net investment income to average daily net assets	1.51%	1.83%	1.65%	1.75%	2.69%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.96%	N/A	N/A	0.97%	0.95%
Net investment income	1.50%	N/A	N/A	1.73%	2.67%
Portfolio turnover rate	27%	15%	14%	15%	103%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$23.95	$24.74	$19.20	$16.10	$16.23
Income from investment operations:
Net investment income (loss)‡	(0.05)	0.02	0.05	0.08	0.01
Net realized and unrealized gain (loss) on investments	1.96	2.45	6.86	3.03	(0.14)
Total from investment operations	1.91	2.47	6.91	3.11	(0.13)
Less distributions to shareholders:
From net investment income	(0.01)	(0.01)	(0.12)	(0.01)	—
From net realized capital gains	(4.19)	(3.25)	(1.25)	—	—
Total distributions	(4.20)	(3.26)	(1.37)	(0.01)	—
Net asset value, end of year	$21.66	$23.95	$24.74	$19.20	$16.10
Total Return+	7.70%	10.21%	36.15%	19.31%	(0.80)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$180,624	$177,904	$183,264	$142,273	$101,129
Net expenses to average daily net assets	0.76%	0.75%	0.77%	0.80%	0.83%
Net investment income (loss) to average daily net assets	(0.20)%	0.07%	0.25%	0.42%	0.06%
Portfolio turnover rate	69%	46%	74%	67%	78%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$30.22	$29.71	$23.38	$21.33	$25.94
Income from investment operations:
Net investment income (loss)‡	(0.10)	(0.11)	(0.06)	0.02	(0.09)
Net realized and unrealized gain (loss) on investments	(1.77)	3.81	9.13	3.67	(1.77)
Total from investment operations	(1.87)	3.70	9.07	3.69	(1.86)
Less distributions to shareholders:
From net investment income	—	—	—	(0.08)	—
From net realized capital gains	(3.20)	(3.19)	(2.74)	(1.56)	(2.75)
Total distributions	(3.20)	(3.19)	(2.74)	(1.64)	(2.75)
Net asset value, end of year	$25.15	$30.22	$29.71	$23.38	$21.33
Total Return+	(6.58)%	12.42%	39.20%	17.43%	(7.22)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$182,298	$180,980	$187,107	$141,923	$132,680
Net expenses to average daily net assets	1.07%	1.07%	1.07%	1.10%	1.10%
Net investment income (loss) to average daily net assets	(0.34)%	(0.34)%	(0.23)%	0.10%	(0.35)%
Portfolio turnover rate	23%	17%	18%	21%	35%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$13.36	$13.77	$11.44	$9.84	$10.30
Income from investment operations:
Net investment income‡	0.18	0.15	0.20	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.24)	1.20	3.68	1.53	(0.50)
Total from investment operations	(0.06)	1.35	3.88	1.69	(0.42)
Less distributions to shareholders:
From net investment income	(0.17)	(0.17)	(0.37)	(0.09)	(0.04)
From return of capital	(0.01)	—	—	—	—
From net realized capital gains	(1.16)	(1.59)	(1.18)	—	—
Total distributions	(1.34)	(1.76)	(1.55)	(0.09)	(0.04)
Net asset value, end of year	$11.96	$13.36	$13.77	$11.44	$9.84
Total Return+	(0.66)%	9.68%	34.22%	17.29%	(4.11)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$95,170	$83,035	$93,033	$68,227	$65,188
Net expenses to average daily net assets	0.69%	0.68%	0.61%	0.64%	0.89%
Net investment income to average daily net assets	1.32%	1.05%	1.52%	1.47%	0.81%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.78%	0.93%	0.91%
Net investment income	N/A	N/A	1.35%	1.18%	0.79%
Portfolio turnover rate	66%	80%	154%?	41%	35%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2015, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in large-cap equity securities, including common stocks, preferred stocks and American Depositary Receipts, with capitalizations of $10 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with capitalization of those companies found in the Russell 2500 Index. M Large Cap Value Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of U.S. issuers with capitalizations of $5 billion or more.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less).

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2015, all of the Funds had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2015 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Austria	$3,024,511	$—	$—	$3,024,511
Belgium	4,782,129	—	—	4,782,129
Canada	377,871	—	—	377,871
China	5,139,515	—	—	5,139,515
Colombia	4,291,236	—	—	4,291,236
Denmark	8,341,169	—	—	8,341,169
France	43,365,690	—	—	43,365,690
Germany	19,965,487	—	—	19,965,487
Japan	18,527,223	—	—	18,527,223
Jersey	5,974,379	—	—	5,974,379
Malaysia	731,179	—	—	731,179
Netherlands	4,603,145	—	—	4,603,145
Spain	4,482,025	—	—	4,482,025
Sweden	8,166,055	—	—	8,166,055
Switzerland	35,569,247	—	—	35,569,247
United Kingdom	22,691,678	—	—	22,691,678
United States	16,609,978	—	—	16,609,978
Total Common Stocks	206,642,517	—	—	206,642,517

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Warrant
Malaysia	$42,548	$—	$—	$42,548
Preferred Stocks
Colombia	71,913	—	—	71,913
United Kingdom	57,288	—	—	57,288
Total Preferred Stock	129,201	—	—	129,201
Short-Term Investments
Short-Term Investments	—	20,835,821	—	20,835,821
Investments in Security Lending Collateral	—	16,212,736	—	16,212,736
Total Short-Term Investments	—	37,048,557	—	37,048,557
Total	$206,814,266	$37,048,557	$—	$243,862,823

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1	Level 2	Level 1	Level 2
M International Equity Fund	$155,092,173	$—	$—	$155,092,173

*  The Fund(s) recognize transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, financial assets with a combined market value of $155,092,173 held by M International Equity Fund transferred from Level 2 to Level 1. At December 31, 2015, these financial assets were priced using unadjusted quoted market prices.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Corporation can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Securities Lending

The Funds participate in a securities lending program, under the terms of a Securities Lending Agency Agreement, whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark and at times the collateral percentage may be above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities, and cash collateral deposited by the borrower with State Street Bank and Trust Company, the securities lending agent, is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$16,212,736	$—	$16,212,736	$—	$16,212,736	$—
M Large Cap Growth Fund	$4,991,200	$—	$4,991,200	$—	$4,991,200	$—
M Capital Appreciation Fund	$27,859,794	$—	$27,859,794	$—	$27,859,794	$—
M Large Cap Value Fund	$9,498,316	$—	$9,498,316	$—	$9,498,316	$—

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2012 through December 2014. No examination of any of the Funds' tax filings is currently in progress.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on amounts thereafter

For the period May 1, 2015 to April 30, 2016, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. Prior to May 1, 2015, the Adviser had also contractually agreed to reimburse each Fund for such expenses. For the year ended December 31, 2015, the Adviser reimbursed $29,626 for the M International Equity Fund.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on amounts thereafter

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Corporation pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Corporation pays each Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the Board and the Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Corporation and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2015, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$62,840,469	$57,642,300
M Large Cap Growth Fund	122,191,772	133,003,470
M Capital Appreciation Fund	45,306,760	41,218,086
M Large Cap Value Fund	70,992,658	56,417,807

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	4,594,980	1,759,225	861,112	921,710
Shares repurchased	(2,914,344)	(6,905,718)	(1,288,998)	(1,838,526)
Distributions reinvested	336,883	440,448	1,338,433	936,598
Net increase (decrease)	2,017,519	(4,706,045)	910,547	19,782
Fund Shares:
Beginning of year	18,239,934	22,945,979	7,427,750	7,407,968
End of year	20,257,453	18,239,934	8,338,297	7,427,750

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	1,213,570	637,317	1,950,922	1,062,935
Shares repurchased	(720,735)	(1,519,859)	(922,908)	(2,325,331)
Distributions reinvested	767,997	573,099	714,972	722,634
Net increase (decrease)	1,260,832	(309,443)	1,742,986	(539,762)
Fund Shares:
Beginning of year	5,988,596	6,298,039	6,215,106	6,754,868
End of year	7,249,428	5,988,596	7,958,092	6,215,106

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions,

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts and by M Financial Holdings Incorporated through direct ownership of seed money and general investment shares. As of December 31, 2015, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.), Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Delaware Life Insurance Co. and TIAA-CREF Life Insurance Co. and M Financial Holdings Incorporated owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest (Continued)

As of December 31, 2015 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.		Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	Voya-Security Life of Denver
M International Equity Fund	0.8%	44.0%		40.1%	3.3%	5.1%
M Large Cap Growth Fund	1.1%	48.2%		33.7%	5.4%	4.0%
M Capital Appreciation Fund	1.0%	48.3%		38.4%	2.7%	4.6%
M Large Cap Value Fund	2.0%	50.7%		30.2%	4.3%	3.6%
	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Delaware Life Insurance Co.	TIAA-CREF Life Insurance Co.
M International Equity Fund	3.0%	0.0	%(1)	1.6%	0.9%	1.2%
M Large Cap Growth Fund	2.4%	—%		1.0%	2.9%	1.3%
M Capital Appreciation Fund	2.5%	—%		0.8%	1.0%	0.7%
M Large Cap Value Fund	4.6%	—%		1.6%	1.1%	1.9%

(1)  Amount rounds to less than 0.05%.

7.  Tax Information

At December 31, 2015, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$239,957,785	$28,349,388	$(24,444,350)	$3,905,038
M Large Cap Growth Fund	153,875,947	36,032,195	(4,770,743)	31,261,452
M Capital Appreciation Fund	164,921,224	60,608,548	(15,264,834)	45,343,714
M Large Cap Value Fund	110,032,691	8,825,432	(5,521,988)	3,303,444

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The tax character of distributions paid during 2015 and 2014 was as follows:

	December 31, 2015 Amount	December 31, 2014 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$3,857,214	$5,364,651
Total Distributions	$3,857,214	$5,364,651
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$2,097,985	$1,779,382
Long-Term Capital Gain	28,233,856	20,890,190
Total Distributions	$30,331,841	$22,669,572
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$21,762
Long-Term Capital Gain	20,302,650	17,514,646
Total Distributions	$20,302,650	$17,536,408
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,151,873	$4,191,292
Long-Term Capital Gain	7,723,206	5,648,314
Return of Capital	62,274	—
Total Distributions	$8,937,353	$9,839,606

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$—	$—	$(131,415,795)	$(413,712)	$3,853,818	$(127,975,689)
M Large Cap Growth Fund	—	2,114,268	—	—	31,261,452	33,375,720
M Capital Appreciation Fund	—	661,896	—	—	45,343,717	46,005,613
M Large Cap Value Fund	—	—	—	(33,117)	3,303,444	3,270,327

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2015, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had unused short-term capital losses of $4,138,475 and unused long-term capital losses of $73,309,801 permitted to be carried for an unlimited period.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, M International Equity Fund and M Large Cap Value Fund elected to defer late year Ordinary losses of $413,712 and $33,117 respectively.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2015, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses and distribution re-designation.

Permanent differences incurred during the year ended December 31, 2015, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed/ (Distributions in excess of) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$151,443	$(151,443)	$—
M Large Cap Growth Fund	367,018	(2)	(367,016)
M Capital Appreciation Fund	637,061	58,971	(696,032)
M Large Cap Value Fund	(1,447)	1,447	—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 24, 2016

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Director*:

Name, Address and Age	Position Held with Fund	Term of Office* and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 75	Director	Twenty Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency). Chairman, M Financial Holdings, Inc.	4	Avery Dennison, from 1988 to 2013
Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 72	Director	Six Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC

(1)  Mr. Mullin and Mr. Nease are deemed to be Interested Persons as defined by the 1940 Act, because they own 19.51% and 1.88%, respectively, of M Financial Group, which controls the Adviser. Mr. Mullin and Mr. Nease are also deemed to be Interested Persons because they are Directors of M Financial Group and because Mr. Nease is a Director and Chair of the Adviser.

*  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 73	Director and Chairman of the Board	Indefinite 20 Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 75	Director	Indefinite 20 Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 64	Director and Audit Committee Chair	Indefinite Eight Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 65	Director	Indefinite Four Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to June 2014 (private foundation); President (2005 to present) and Director, Acorn Investors LLC from August 2004 to October 2015 (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

**  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 45	Chief Compliance Officer	One Year Ten Years	Chief Compliance Officer of M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 56	President	One Year Nine Years*

President, M Financial Investment Advisers, Inc., February 2010-present; President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 50	Secretary and Treasurer	One year Nine Years	Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007-present.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Corporation from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Corporation's Form N-Q will be available on the Corporation's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2015 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	2.67%
M Large Cap Growth Fund	28.66%
M Capital Appreciation Fund	0.00%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $28,233,856, $20,302,650 and $7,723,206, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2015:

•  the total amount of foreign taxes creditable was $270,447

•  the total amount of income sourced from foreign countries was $3,645,206

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2015 to December 31, 2015)
M International Equity Fund
Actual	$1,000.00	$899.40	0.95%	$4.55
Hypothetical (5% return before expenses)	1,000.00	1,020.40	0.95%	4.84
M Large Cap Growth Fund
Actual	1,000.00	1,011.30	0.76%	3.85
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.76%	3.87
M Capital Appreciation Fund
Actual	1,000.00	886.80	1.08%	5.14
Hypothetical (5% return before expenses)	1,000.00	1,019.80	1.08%	5.50
M Large Cap Value Fund
Actual	1,000.00	969.50	0.69%	3.43
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69%	3.52

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2015, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2015, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2014 and December 31, 2015.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 were $80,500 and $82,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2014 and December 31, 2015.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2014 and December 31, 2015 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2014 and December 31, 2015.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2014 and December 31, 2015 were $10,500 and $10,500, respectively.

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(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

4

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 2, 2016

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date: March 2, 2016

6